Going Concern	6 Months Ended
Jun. 30, 2024
Going Concern [Abstract]
GOING CONCERN

NOTE 3 — GOING CONCERN

As reflected in the unaudited condensed consolidated financial statements, the Company’s cash provided by operating activities was $0.8 million for the six months ended June 30, 2024 as compared to cash provided by operating activities was $0.6 million for the same period of last year. Total cash and cash equivalents increased by $2.6 million to $4.1 million as of June 30, 2024 from $1.5 million as of December 31, 2023. As of June 30, 2024, negative working capital was approximately $2.5 million, including deferred revenue of approximately $7.3 million, which was reported as current liability, but will not require cash payment in the future. Management expects to spend about $2.9 million when the Company produces and sells the products and realizes the deferred revenue.

In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources and ability to obtain additional financial support in the future, and its operating and capital expenditure commitments. As of June 30, 2024, the Company had cash of approximately $4.1 million. The Company expects to open another five stores in PRC in fiscal year 2024. In addition, the Company will further implement initiatives to control costs and improve its operating efficiency in fiscal year 2024. Therefore, revenue and net income are expected to increase in second half of fiscal year 2024 as compared to the same period of last year.

Currently, the Company is working to improve its liquidity and capital sources primarily through cash flows from operation, debt financing, financial support from its principal shareholder, equity financing and the proceeds the Company received from the IPO. Furthermore, the Company’s controlling shareholder, Mr. Gang Li, has made pledges to provide continuous financial support to the Company for at least 12 months from the issuance of the unaudited condensed consolidated financial statements. In order to fully implement its business plan and sustain continued growth, the Company may also seek equity financing from outside investors when necessary. Based on the current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirement for at least 12 months from the date of the unaudited condensed consolidated financial statements.